Exhibit 32.1



        CERTIFICATION UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
            (UNITED STATES CODE, TITLE 18, CHAPTER 63, SECTION 1350)
                   ACCOMPANYING ANNUAL REPORT ON FORM 10-K OF
                 CHARTERMAC FOR THE YEAR ENDED DECEMBER 31, 2005


In connection with the Annual Report on Form 10-K of CharterMac for the year ending December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Marc D. Schnitzer, as Chief Executive Officer of our Company, and Alan P. Hirmes, as Chief Financial Officer of our Company, each hereby certifies, pursuant to 18 U.S.C. Section 1350, that:


    (1) The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and


    (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of our Company.


By:  /s/ Marc D. Schnitzer                          By:  Alan P. Hirmes
     ---------------------                               --------------
     Marc D. Schnitzer                                   Chief Financial Officer
     Chief Executive Officer                             October 16, 2006
     October 16, 2006